                                                  Exhibit 10(a)

[Sutherland, Asbill & Brennan LLP letterhead]




                    CONSENT OF SUTHERLAND, ASBILL & BRENNAN LLP


     We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 12 to Form N-4 (File No. 33-45379) for Merrill Lynch Life Variable Annuity Separate Account B of Merrill Lynch Life Insurance Company. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.




                         /s/Sutherland, Asbill & Brennan LLP
                         ---------------------------------------
                         SUTHERLAND, ASBILL & BRENNAN LLP


Washington, D.C.
April 29, 1998